UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 4, 2015

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HEARTLAND EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15087	93-0926999
(State of other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

901 NORTH KANSAS AVE, NORTH LIBERTY, IA	52317
(Address of Principal Executive Offices)	(Zip Code)

(319) 626-3600
Registrant's Telephone Number (including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On March 10, 2015, Heartland Express, Inc., a Nevada corporation (the "Company"), closed the previously announced secondary public offering of 3,737,500 shares of its common stock, par value $0.01 per share (the “Shares”) by the 2009 Gerdin Heartland Trust UTA 7/15/2009 (the "Selling Stockholder"). The closing included the full exercise of the underwriters’ option to purchase up to an additional 487,500 Shares pursuant to an underwriting agreement dated March 4, 2015 (the “Underwriting Agreement”), among the Company, the Selling Stockholder, and Stifel, Nicolaus & Company, Incorporated, Stephens Inc., Wells Fargo Securities, LLC and BB&T Capital Markets, a division of BB&T Securities, LLC, as representatives of the several underwriters. The Company did not receive any proceeds of the offering. Under the Underwriting Agreement, the Company and the Selling Stockholder agreed to indemnify the underwriters and certain of their controlling persons against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and liabilities arising out of the indemnifying party’s breach of the underwriting agreement, or to contribute to payments the underwriters may be required to make because of any of those liabilities. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

Item 7.01     Regulation FD Disclosure.

On March 10, 2015, the Company issued a press release announcing the closing of the offering and the full exercise of the underwriters’ option. A copy of the press release is attached to this report as Exhibit 99.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
1.1
Underwriting Agreement, dated March 4, 2015, among the Company, the Selling Stockholder and Stifel, Nicolaus & Company, Incorporated, Stephens Inc., Wells Fargo Securities, LLC and BB&T Capital Markets, a division of BB&T Securities, LLC, as representatives of the several underwriters

99	Heartland Express, Inc. press release announcing closing of public secondary offering and full exercise of underwriters' option

The information contained in Item 7.01 and Exhibit 99 contained in Item 9.01 of this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

HEARTLAND EXPRESS, INC.

Date:	March 11, 2015	By: /s/ John P. Cosaert
John P. Cosaert
Executive Vice President - Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
1.1
Underwriting Agreement, dated March 4, 2015, among the Company, the Selling Stockholder and Stifel, Nicolaus & Company, Incorporated, Stephens Inc., Wells Fargo Securities, LLC and BB&T Capital Markets, a division of BB&T Securities, LLC, as representatives of the several underwriters

99	Heartland Express, Inc. press release announcing closing of public secondary offering and full exercise of underwriters' option